REC'D PAYMENT- 12-20-1996

STATE OF SOUTH CAROLINA         PER CLERK      MORTGAGE AND SECURITY AGREEMENT
                                RMC OFFICE
COUNTY OF CHARLESTON           CHARLESTON COUNTY, SC

Mortgagor:      James W. Miller ("Mortgagor")
                Family Practice Specialists
                1447 Johnston Willis Drive
                Richmond, Virginia 23235

Mortgagee:      Envirometrics, Inc. ("Mortgagee")
                9229 University Boulevard
                Charleston, SC 29461

     THIS MORTGAGE AND SECURITY AGREEMENT (this "Mortgage") is made and entered into to be effective as of the 19th day of December, 1996, by Mortgagor to Mortgagee pursuant to the terms of that certain Promissory Note, dated as of even date herewith, between Mortgagee and Mortgagor regarding a loan in the original principal amount of $230,000.00 (the "Note"). Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Note (with all references to the Note to include all amendments, extensions, renewals, restatements, and replacements of the same).

     NOW, THEREFORE, for valuable consideration (the receipt of which is hereby acknowledged), to induce Mortgagee to enter into and perform its obligations under the Note, and to secure payment and performance of all obligations (collectively, the "Obligations") of Mortgagor arising out of or related to (i) the Note, the Assignment of Leases and Guaranties dated as of even date herewith, and all other Loan Documents; and (ii) all future obligations and future advances made by Mortgagee, related to subsection (i), Mortgagor hereby bargains, grants, sells, and conveys to Mortgagee and the heirs, successors and assigns of Mortgagee, the following described property (the Land [defined below] and all other property described in paragraphs (a)-(e) below are collectively referred to as the "Premises"):

     All that certain parcel or tract of land (the "Land") more fully described in Exhibit A attached hereto and incorporated herein located in Charleston County, State of South Carolina.

     Together with:

     (a)  all  singular  rights,  members,   hereditaments,   and  appurtenances
belonging or in any way incident or appertaining thereto;

     (b) all buildings and improvements of every kind and description now or hereafter erected or placed on the Land (the "Improvements") and all materials intended for construction, reconstruction, alteration, and repair of the Improvements now or hereafter erected thereon, all of which materials shall be deemed to be included within the Premises immediately upon the delivery thereof to the Land, and all fixtures and articles of personal property now or hereafter owned by Mortgagor and attached to or contained in and used in connection with the Land and Improvements or any part thereof or derived from or acquired by any proceeds of the Land or Improvements or any part thereof, including all goods, furniture, appliances, furnishings, apparatus, machinery, equipment, motors, elevators, fittings, radiators, ranges, refrigerators, awnings, shades, screens, blinds, carpeting, office equipment and other furnishings, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning, and sprinkler equipment, telephone systems, televisions and television systems, computer systems and fixtures and appurtenances thereto, and all renewals or replacements thereof or articles in substitution thereof, whether or not the same are or shall be attached to the Land and Improvements in any manner (the "Tangible Property");

    (c) all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, and tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating, or appertaining to any of the Premises, or which hereafter shall in any way belong, relate, or be appurtenant thereto, whether now owned or hereafter acquired by Mortgagor, and the reversion and reversions, remainder and remainders, rents, issues, and profits thereof, and all the estate, right, title, interest, property, possession, claim, and demand whatsoever, at law as well as in equity, of Mortgagor of, in, and to the same, including all judgments, awards of damages, and settlements hereafter made resulting from condemnation proceedings or the taking of any of the Premises or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Premises or any part thereof, or to any rights appurtenant thereto (together, the "Easements and Other Interests");

     (d) all proceeds of any sales or other dispositions of any of the Premises or any part thereof, including cash proceeds, non-cash proceeds, insurance proceeds, products, replacements, additions, substitutions, renewals, and accessions of any of the foregoing (the "Proceeds"); and

     (e) as additional collateral and further security for the Obligations, Mortgagor hereby conditionally assigns to Mortgagee all the leases, security deposits, rents, issues, profits, revenues, accounts, accounts receivable, contract rights, rights to payments for goods sold or leased or services rendered, checks, notes, drafts, acceptances, instruments, deposit accounts, chattel paper, documents, securities, rentals receivables, installment payment obligations, book debts, actions, choses in action, judgments, awards, money, general intangibles, other forms of obligations and receivables, all monies due or to become due, and all returned or repossessed goods now or hereafter pertaining to or resulting from the Premises or any part thereof (the "Intangible Property") or constituting or derived from or acquired by any proceeds of the Premises or any part thereof (the "Rents and Profits") reserving only the right to Mortgagor to collect the same as long as there shall exist no Event of Default (hereafter defined), together with all proceeds, including cash proceeds, non-cash proceeds, insurance proceeds, products, replacements, additions, substitutions, renewals, and accessions of the Rents and Profits or any part thereof, and all replacements, modifications, renewals, and substitutions thereof or therefore.

     All Tangible Property which comprises a part of the Premises shall, to the extent permitted by law, be deemed to be affixed to the Land. As to the balance of the Tangible Property and Intangible Property, this Mortgage shall constitute a security agreement and Mortgagor grants to Mortgagee a security interest in the Tangible Property, the Intangible Property and the Rents and Profits, together with all of the rights and remedies of a secured party under the Loan Documents and applicable law, including the South Carolina Uniform Commercial Code.

     To Have and To Hold all and singular the Premises unto Mortgagee and the heirs, successors, and assigns of Mortgagee forever.

     Mortgagor covenants that Mortgagor is lawfully seized of the Premises in fee simple absolute, that Mortgagor has good right and is lawfully authorized to sell, convey, or encumber the same, and that the Premises are free and clear of all encumbrances except as expressly provided herein. Mortgagor further covenants to warrant and forever defend all and singular the Premises unto Mortgagee and the heirs, successors, or assigns of Mortgagee from and against Mortgagor and 'all persons whomsoever lawfully claiming the Premises or any part of the Premises.

     Provided Always, nevertheless, and it is the true intent and meaning of Mortgagor and Mortgagee, that if Mortgagor pays or causes to be paid to Mortgagee the Obligations, the estate hereby granted shall cease, determine, and be utterly null and void; otherwise, said estate shall remain in full force and effect.

     It Is Agreed that Mortgagor shall be entitled to hold and enjoy the Premises until an Event of Default has occurred.

     Mortgagor further warrants, covenants and agrees with Mortgagee as follows:

     1. Future Advances. This Mortgage is given wholly or partly to secure all present and future advance and re-advances, if any, made or to be made to Mortgagor by Mortgagee related to the Loan Documents or the Note. The maximum principal amount, including resent and future advances and other Obligations, which may be secured by this Mortgage at any one time shall not exceed twice the face amount of the Note as stated above. Future obligations may be incurred and future advances may be made at any time within fifteen (15) years of the date of this Mortgage. If Mortgagee reserves the right to make future advances in excess of the face amount of the Note, it is not an indication that Mortgagee intends to make such future advances.

     2. Maintenance. Mortgagor will maintain the Premises in good condition and repair and will neither permit nor allow waste of any portion of the Premises. Mortgagor will promptly repair or restore any portion of the Premises which is damaged or destroyed by any cause whatsoever and will promptly pay when due all costs and expenses of such repair or restoration. Mortgagor will not remove or demolish any improvement or fixture which is now or hereafter part of the Premises and will cut no timber on the Premises without the express written consent of Mortgagee. Mortgagee shall be entitled to specific performance of the provisions of this paragraph.

     3. Insurance. Mortgagor will keep all Tangible Property insured by such company or companies as Mortgagee may reasonably approve for the full insurable value thereof against all risks including, if coverage is available, flood and earthquake. Such insurance will be payable to Mortgagee as the interest of Mortgagee may appear pursuant to the New York standard form of mortgagee clause or such other form of mortgagee clause as may be required by Mortgagee and will not be cancelable by either the insurer or the insured without at least thirty
(30) days prior written notice to Mortgagee. Mortgagor hereby assigns to Mortgagee the right to collect and receive any indemnity payment otherwise owed to Mortgagor upon any policy of insurance insuring any portion of the Premises, regardless of whether Mortgagee is named in such policy as a person entitled to collect upon the same. Any indemnity payment received by Mortgagee from any such policy of insurance may, at the option of Mortgagee, (i) be applied by Mortgagee to payment of any Obligations in such order as Mortgagee may determine, (ii) be applied in a manner determined by Mortgagee to the replacement, repair, or restoration of the portion of the Premises damaged or destroyed, (iii) be released to Mortgagor upon such conditions as Mortgagee may determine, or (iv) be used for any combination of the foregoing purposes. No portion of any indemnity payment which is applied to replacement, repair, or restoration of any portion of the Premises which is released to Mortgagor shall be deemed a payment against any Obligations. Mortgagor will keep the Premises continuously insured as herein required and will deliver to Mortgagee the original of each policy of insurance required hereby. Mortgagor will pay each premium coming due on any such policy of insurance and will deliver to Mortgagee proof of such payment at least ten (10) days prior to the date such premium would become overdue or delinquent. Upon the expiration or termination of any such policy of insurance, Mortgagor will furnish to Mortgagee at lease ten (10) days prior to such expiration or termination the original of a renewal or replacement policy of insurance meeting the requirements of this Mortgage. Upon foreclosure of this Mortgage, all right, title, and interest of Mortgagor in and to any policy of insurance 'upon the Premises which is in the custody of Mortgagee, including the right to unearned premiums, shall vest in the purchaser of the Premises at foreclosure, and Mortgagor hereby appoints Mortgagee as the attorney in fact of Mortgagor to assign all right, title, and interest of Mortgagor in and to any such policy of insurance to such purchaser. This appointment is coupled with an interest and shall be irrevocable.

     4. Taxes and Assessments. Mortgagor will pay all taxes, assessments, and other charges which constitute or are secured by a lien upon the Premises and will deliver to Mortgagee proof of payment of the same not less than ten (10) days prior to the date the same becomes delinquent; provided that

     Mortgagor shall be entitled by appropriate proceedings to contest the amount or validity of such tax, assessment, or charge so long as the collection of the same is stayed during the pendency of such proceedings and Mortgagor deposit with the authority to which such tax, assessment, or charge is payable or with Mortgagee appropriate security for payment of the same, together with any applicable interest and penalties, should the same be determined due and owing.

     5. Environmental Site Assessment. Mortgagor shall pay when due the cost of providing to Mortgagee, at Mortgagee's request from time to time, a then-current environmental site assessment, audit, or survey ("Assessment") of the Premises, which Assessment shall be prepared by an environmental auditor acceptable to Mortgagee, in Mortgagee's sole discretion; provided that Mortgagee shall make such request no more frequently than once every second year unless the Note is being renewed, extended, modified, or accelerated or Mortgagee is otherwise required by any law, regulation, order, or other directive from any regulatory agency having jurisdiction over Mortgagee to obtain any such Assessment.

     6. Appraisal. Mortgagor shall pay when due the cost of providing to Mortgagee, at Mortgagee's request from time to time, a then-current appraisal of the market value of the Premises prepared by an appraiser acceptable to Mortgagee in its discretion; provided that Mortgagee shall make such request no more frequently than once every third year unless the Note is being renewed, extended, modified, or accelerated or Mortgagee is otherwise required by any law, regulation, order, or other directive from any regulatory agency having jurisdiction over Mortgagee to obtain any such appraisal.

     7. Expenditures by Mortgagee. If Mortgagor fails to make payment for restoration or repair of the Premises, for insurance premiums, for taxes, assessments, or other charges as required in this Mortgage, or for performance of any other covenant or condition hereof, Mortgagee may, but shall not be obligated to, pay for the same, and any such payment by Mortgagee will be secured by this Mortgage and have the same rank and priority as the principal Obligation secured by this Mortgage and bear interest from the date of payment at the rate payable from time to time on outstanding principal under the Note after the occurrence of an Event of Default. Payments made for taxes by Mortgagee shall be a first lien on the Premises to the extent of the taxes so paid with interest from the date of payment, regardless of the rank and priority of this Mortgage.

     8. After Acquired Premises. The lien of this Mortgage will automatically attach, without further act, to all fixtures now or hereafter located in or on, or attached to, or used or intended to be used in connection with or with the operation of, the Premises or any part of the Premises.

     9. Environmental Indemnification's. Mortgagor shall indemnify, defend, and hold Mortgagee and its employees, agents, officers, attorneys, and successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs, or other expenses (including reasonable attorneys' fees and litigation expenses) arising out of or related directly or indirectly to the Loan Documents or any transaction described therein, including any violation of any law related to hazardous materials and any and all matters arising out of any act, omission, event, or circumstance (including without limitation the presence on, generation at, disposal of at, or release from the Premises of any hazardous substance or waste), regardless of whether the act, omission, event, or circumstance constituted a violation of any law related to hazardous materials at the time ' of its existence or occurrence, including hazardous materials located on or about any real property owned by any Mortgagor or for which any Mortgagor may otherwise be responsible. Mortgagor's Obligations under this Section shall survive the repayment of the Loan and satisfaction of all Loan Documents.

     10. Condemnation. Mortgagee shall be entitled to be made a party to, be notified by Mortgagor of, and to participate in any proceeding, whether formal or informal, for condemnation or acquisition pursuant to power of eminent domain of any portion of the Premises. Mortgagor assigns to Mortgagee the right to collect and receive any payment or award to which Mortgagor would otherwise be entitled by reason of condemnation or acquisition pursuant to power of eminent domain of any portion of the Premises. Any such payment or award received by Mortgagee may, at the option of Mortgagee, (i) be applied by Mortgagee to payment of any Obligations in such order as Mortgagee may determine, (ii) be applied in a manner determined by Mortgagee to the replacement of the portion of the Premises taken and to the repair or restoration of the remaining portion of the Premises, (iii) be released to Mortgagor upon such conditions as Mortgagee may determine, or (iv) be used for any combination of the foregoing purposes. No portion of an indemnity payment which is applied to replacement, repair, or restoration of any portion of the Premises or which is released to Mortgagor shall be deemed a payment against any Obligations.

     11. Transfer. At the option of Mortgagee, the Obligations shall become due and payable if, without the prior written consent of Mortgagee, Mortgagor shall convey away the Premises or any interest therein, further encumber the Premises, or suffer the placement of any mechanics' lien on the Premises which is not removed within 30 days after filing; or if the legal or beneficial ownership shall become vested in any other person in any manner whatsoever.

     1 2. Event of Default. An "Event of Default" shall be the occurrence or existence of the occurrence of any of the following shall constitute an event of default ("Event of Default"):

     (a) Payment. Any payment of principal, interest, or other sum owed to Mortgagee under the Loan Documents or otherwise due from Mortgagor to Mortgagee is not made when due.

     (b) Additional Defaults. Any provision or covenant of the Loan Documents is breached, or any warranty, representation, or statement made or furnished to Mortgagee by Mortgagor in connection with the Loan and the Loan Documents (including any warranty, representation, or statement in Mortgagor's financial statements) or to induce Mortgagee to make the Loan, is untrue or misleading in any material respect.

     (c) Insecurity. Mortgagee reasonably deems itself, any collateral, or any lien or security interest, insecure or unsafe; or Mortgagee, in good faith, believes that its prospects for payment of the Loan have been impaired.

     1 3. Mortgagee's Remedies and Grace Period.

     (a) Acceleration/Grace Period. Upon the occurrence of an Event of Default which continues beyond the applicable Grace Period, Mortgagee shall have the option to declare the entire unpaid principal amount of the Loan, accrued interest, and all other Obligations immediately due and payable, without presentment, demand, or notice of any kind. Prior to exercising any right to accelerate, Mortgagee will provide written notice to Mortgagor of the Event of Default and Mortgagor will have five (5) days to cure in the case of a monetary default and fifteen (15) days to cure in the case of a non-monetary default (the "Grace Period(s)"), such Grace Periods to commence an the date that notice is sent to Mortgagor by Mortgagee.

     (b) Remedies. Upon the occurrence of an Event of Default which continues beyond the applicable Grace Period, Mortgagee shall be entitled to pursue all Rights (hereafter defined) available under each of the Loan Documents, as well as all Rights and remedies available at law or in equity. Without in any way limiting the generality of the foregoing, Mortgagee, shall also have the following non-exclusive Rights:

     A. Immediate Possession of Collateral. To take immediate possession of all collateral, whether now owned or hereafter acquired, without notice, demand, presentment, or resort to legal process, and, for those purposes, to enter any premises where any of the collateral is located and remove the collateral therefrom or render it unusable;

    B. Assembly of Collateral. To require Mortgagor to assemble and make the collateral available to Mortgagee at a place to be designated by Mortgagee which is also reasonably convenient to Mortgagor.

     C. Sale of Personal Property. To retain all non-real estate collateral in satisfaction of any unpaid Obligations as provided in the Uniform Commercial Code or sell the collateral at public or private sale after giving at least ten (1 0) days' notice of the time and place of the sale, with or without having the collateral physically present at the place of the sale (such notice constituting reasonable notice under the Uniform Commercial Code).

     D. Repair of Collateral. To make any repairs to the collateral which Mortgagee deems necessary or desirable for the purposes of sale.

     E. Set-off. To exercise any and all Rights of set-off which Mortgagee may have against any account, fund, or property of any kind, tangible or intangible, belonging to Mortgagor which shall be in Mortgagee's possession or under its control.

     F. Cure. To cure any Event of Default in such manner as deemed appropriate by Mortgagee.

     G. Foreclosure. If the Loan is secured by a lien on any real property, to foreclose on such real property pursuant to the terms of this Mortgage or other Loan Documents, or at law or in equity. Mortgagee shall be entitled to sue and recover judgment, as set forth above, either before, after, or during the pendency of any proceedings for the enforcement of this Mortgage, and the right of Mortgagee to recover such judgment shall not be affected by any taking, possession, or foreclosure sale under this Mortgage, or by the exercise of any other right, power, or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien of this Mortgage. At the foreclosure Mortgagee shall be entitled to bid and to purchase the Premises and shall be entitled to apply the Obligations, or any portion thereof, in payment for the Premises. The proceeds of the sale shall be applied to the cost of sale, the amount due to Mortgagee, and as otherwise required by then existing laws related to foreclosure or as deemed necessary by Mortgagee. In case of a foreclosure sale of all or any part of the Premises and of the application of the proceeds of sale to the payment of the Obligations, Mortgagee shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid and to recover judgment for any portion thereof remaining unpaid, with interest. The remedies provided to Mortgagee in this paragraph shall be in addition to and not in lieu of any other rights and remedies provided in this Mortgage or any other Loan Document, by law or in equity, all of which rights and remedies may be exercised by Mortgagee independently, simultaneously, or consecutively in any order without being deemed to have waived any right or remedy previously or not yet exercised.

     Without in any way limiting the generality of the foregoing, Mortgagee shall also have the following specific rights and remedies:

     (c) To make any repairs to the Premises which Mortgagee deems necessary or desirable for the purposes of sale.

     (d) To exercise any and all rights of set-off which Mortgagee may have against any account, fund, or property of any kind, tangible or intangible, belonging to Mortgagor which shall be in Mortgagee's possession or under its control.

     (e) To cure such Event of Default, with the result that all costs and expenses incurred or paid by Mortgagee in effecting such cure shall be additional charges on the Loan which bear interest at the interest rate set forth in the Note and are payable upon demand.

     (f) To foreclose on the Premises and to pursue any and all remedies available to Mortgagee at law or in equity, and in any order Mortgagee may desire, in Mortgagee's sole discretion.

     14. Appointment of Receiver. Upon the occurrence of an Event of Default, Mortgagee shall be entitled to the appointment of a receiver to enter upon and take and maintain full control of the Premises in order to perform all acts necessary and appropriate for the operation and maintenance of the Premises including the execution, cancellation, or modification of leases, the making of repairs to the Premises, and the execution or termination of contracts providing for the construction, management, or maintenance of the Premises, all on such terms as are deemed best to protect the security of this Mortgage. The receiver shall be entitled to receive a reasonable fee for so managing the Premises. All rents collected pursuant to this paragraph shall be applied first to the costs of taking control of and managing the Premises and collecting the rents, including attorneys' fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Premises, premiums on insurance policies, taxes, assessments and other charges on the Premises, and the costs of discharging any obligation or liability of Mortgagor as lessor or landlord of the Premises and then to the Obligations. Mortgagee or the receiver shall have access to the books and records used in the operation and maintenance of the Premises and shall be liable to account only for those rents actually received. Mortgagee shall not be liable to Mortgagor or anyone claiming under or through Mortgagor, or anyone having an interest in the Premises by reason of anything done or left undone by Mortgagor under this Section. If the rents of the Premises are not sufficient to meet the costs of taking control of and managing the Premises and collecting the rents, Mortgagee, at its sole option, may advance funds to meet the costs. Any funds expended by Mortgagee for such purposes shall become Obligations of Mortgagor to Mortgagee. Unless Mortgagee and Mortgagor agree in writing to other terms of payment, such amounts shall be payable upon notice from Mortgagee to Mortgagor requesting payment thereof and shall bear interest from the date of disbursement at the rate stated 'in the Note after the occurrence of an Event of Default. The entering upon and taking and maintaining of control of the Premises by Mortgagee or the receiver and the application of rents as provided in this Mortgage shall not cure or waive any vent of Default or invalidate any other right or remedy of Mortgagee under this Mortgage. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as secured party hereunder to the possession and control of any cash deposits or instrument at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

     15. Waiver by Mortgagor. Mortgagor understands that upon default under this Mortgage, among other remedies set out in this Mortgage, the Note, and the Loan Documents, Mortgagee may foreclose upon the Premises or any portion thereof in the sole discretion of Mortgagee and ask for a deficiency judgment. Mortgagor, to the extent permitted by law, hereby expressly waives and relinquishes any rights of redemption, valuation, appraisement, marshalling of assets, and sale in inverse order of alienation and homestead, which Mortgagor may have under any statute or governing law and understands and agrees that a deficiency judgment, if pursued by Mortgagee, shall be determined by the highest price bid at the foreclosure sale of the property.

     1 6. Notices. Any notice given to Mortgagor or Mortgagee by one of these parties shall be in writing and shall be signed by the party giving notice. Any notice or other document to be delivered to Mortgagor or Mortgagee by one of these parties shall be deemed delivered if (i) mailed postage prepaid, or (ii) sent via nationally recognized overnight courier, to the party to whom directed at the address of such party described above. This paragraph shall not be deemed to-prohibit any other manner of delivering a notice or other document.

     1 7. Additional Documents. The Mortgagor agrees to execute and deliver to the Mortgagee, upon the request of the Mortgagee from time to time hereafter, all financing statements and other documents reasonably required to perfect and maintain the lien and security interest created by the Mortgage.

     1 8. Partial Foreclosure. In the event the Property is comprised of more than one parcel of real property, Mortgagor hereby waives any right to require Mortgagee to foreclose or exercise any of its other remedies against all of the Property as a whole or to require Mortgagee to foreclose or exercise such remedies against one portion of the Property prior to the foreclosure or exercise of said remedies against other portions of the Property.

     1 9. Greater Estate. In the event that Mortgagor is the owner of a leasehold estate with respect to any portion of the Premises and, prior to the satisfaction of the Obligations and the cancellation of this Mortgage of record, Mortgagor obtains a fee estate in such portion of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of Mortgagor, be and become subject to the security lien of this Mortgage.

     20. Imposition of Tax. In the event of the passage of any state, federal, municipal, or other governmental law, order, rule, or regulation in any manner changing or modifying the laws now in force governing the taxation of debts secured by deeds of trust or the manner of collecting taxes so as to affect adversely Mortgagee, Mortgagor will promptly pay any such tax on or before the due date; and if Mortgagor fails to make such prompt payment or if any such state, federal, municipal, or other governmental law, order, rule, or regulation prohibits Mortgagor from making such payment or would penalize Mortgagee if Mortgagor makes such payment, then the entire balance of the Obligations evidenced by the Note shall become due and payable upon demand at the option of Mortgagee.

     21. Amendments. Neither this Mortgage nor any term hereof may be changed, waived, discharged, or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. Any agreement made after the execution of this Mortgage by Mortgagor and Mortgagee relating to this Mortgage shall be superior to the rights of the holder of any intervening lien or encumbrance on the Premises.

     22. Miscellaneous.

     (a) The terms "Mortgagor" and "Mortgagee" shall refer to and include the heirs, legal representatives, successors, and assigns of Mortgagor and Mortgagee and all covenants and agreements contained in this Mortgage by or on behalf of Mortgagor or Mortgagee shall bind and inure to the benefit of their representatives, heirs, successors, and assigns, whether so expressed or not.

     (b) This Mortgage shall be governed by, construed, and enforced in accordance with the laws of South Carolina.

     (c) Mortgagee may make or cause to be made reasonable entries onto the Premises for inspections, appraisals, environmental tests, or assessments upon the giving to Mortgagor of prior notice, and to this end, Mortgagor grants an easement to Mortgagee over and onto the Premises for such purposes.

     (d) If this is not a first mortgage, any prior mortgages and the maximum amount thereof are shown below: Mortgage and Security Agreement provided by Mortgagor in favor of Beard Development Corporation in the principal amount of $625,000.00 dated as of even date herewith and recorded immediately prior to the recording of this Mortgage.

     (e) Mortgagor represents to Mortgagee that such Mortgagor is benefited by the Loan evidenced by the Note, whether or not Mortgagor is the maker thereof, that Mortgagor's obligations under this Mortgage will not render Mortgagor insolvent, and that adequate and sufficient consideration has been given to Mortgagor for its execution and delivery of this Mortgage.

     23. Leaseback Offset. The Mortgagor and Mortgagee acknowledge and agree that, contemporaneously with the execution of this Mortgage, they have entered into a leaseback lease agreement (the "Lease") for the lease of the Charleston County Property by Mortgagor as landlord to Mortgagee as tenant. As a further covenant and condition of this Mortgage, the parties hereby covenant and agree during the term of the Lease, or any extension thereof, that in the event Mortgagee breaches the Lease or is delinquent in the payment of rent or any other charges due under the Lease for a period of ninety (90) days, then in that event, Mortgagor shall be immediately entitled to an offset against payment due under the Note and this Mortgage in an amount equal to any such unpaid rent or charges due under the Lease, together with interest thereon in the amount of ten percent (10%) from the date of default. The offset granted herein shall, at the election of Mortgagor, be applied against the unpaid principal balance due on the Note or may be applied as against current monthly payments due pursuant to the Note and Mortgage.

     24. Subordination. Mortgagee, for itself and its successors and assigns, agrees and does hereby now and forever subordinate and postpone this Mortgage lien in favor of the mortgage lien of Beard Development Corporation ("BDC"), and its successors and assigns, made pursuant to that certain mortgage and security agreement ("BDC Mortgage") executed by Mortgagor in favor of BDC and recorded in the RMC's office in the county in which the Land is situate immediately prior to the recording of this Mortgage. The BDC Mortgage secures a loan in the original principal amount of $625,000.00 dated as of even date herewith, and Mortgagee consents and agrees that the BDC Mortgage shall have priority and precedence over this Mortgage until the BDC Loan is satisfied in full.

                                             [Signature Page Attached]




    In Witness Whereof, Mortgagor has executed this Mortgage under seal as of the day and year first above written.

MORTGAGOR:

Signed, sealed and delivered in                                        (SEAL)
the presence of:
James W. Miller


STATE OF  VIRGINIA
                                     PROBATE
COUNTY OF CHESTERFIELD

     PERSONALLY appeared before me the undersigned witness who after first being duly sworn, deposes and says that s/he saw the within-named James W. Miller, sign, seal and as his act and deed, deliver the within-written Mortgage and Security Agreement for the uses and purposes therein mentioned, and that s/he together with the other witness whose signature appears above, witnessed the execution thereof.


                                     WITNESS

SWORN TO BEFORE ME THIS
         day of             , 1996.

(L. S.)
My commission expires:





                                    EXHIBIT A
                                LEGAL DESCRIPTION


     All that certain unit, known as Unit F-2, situate, lying and being in Trident Executive Village Horizontal property Regime as shown on the Declaration (Master Deed), dated October 20, 1986, establishing the Trident Executive Village Horizontal Property Regime, recorded in Deed Book R-158, at Page 497, in the Office of the Register of Mesne Conveyances for Charleston County, South Carolina; and Expansion Amendment recorded in Deed Book J-160, at Page 727; and Expansion Amendment recorded in Book 0-166, at Page 159; and Subdivision Amendment recorded in Book N-168, at Page 299; and Subdivision Amendment dated October 12, 1987, and recorded in Book 0-169, at Page 586.

     Being the same premises conveyed to the Mortgagor herein by deed of Envirometrics, Inc., dated December 1996, and recorded simultaneously herewith.

TMS # 486-00-00-059